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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: MAY 1, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602
                              --------------------

          MINNESOTA                                    41-1595629
(State or other jurisdiction of             (IRS Employer Identification No.)
       incorporation)


                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to amend the Form 8-K filed by ATS Medical, Inc. (the "Company") on May 4, 2006, in order to include additional information required under Item 5.02 of Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      As previously disclosed, in March 2006, David D. Koentopf notified the Company that he would not be standing for re-election to the Company's Board of Directors at the 2006 Annual Meeting of Shareholders. Mr. Koentopf believed that the Annual Meeting would be a good time to transition off of the Board and would allow the remaining directors time to recruit a new member to serve in his place.

      On May 1, 2006, Mr. Koentopf notified the Board that, given the delay of the 2006 Annual Meeting of Shareholders to July 2006 and the fact that the Board had found a person to fill his seat on the Board, he would be resigning from the Company's Board of Directors, effective concurrently with the appointment of his successor. Prior to his resignation, Mr. Koentopf served as a member of the Company's Audit Committee and Nominating and Corporate Governance Committee.

      On May 4, 2006, the Company's Board of Directors elected a new director, Steven Anderson, effective as of 3:00 p.m. on that date. Mr. Anderson was also appointed to serve on the Nominating and Corporate Governance Committee of the Company's Board of Directors. Mr. Anderson has been Vice-President, Corporate Assurance for Acorn Cardiovascular, a company developing implantable therapies for the treatment of heart failure, since 2000. He has previously been an executive at St. Croix Medical, Inc. from 1998 to 2000 and at TUV Product Services from 1996 to 1998. The are no arrangements or understandings between Mr. Anderson and any other persons pursuant to which Mr. Anderson was selected as a director. Mr. Anderson does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party in which the amount involved exceeds $60,000, nor has Mr. Anderson had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year.

      Effective as of May 4, 2006, the Company's Board of Directors also appointed Eric W. Sivertson to take Mr. Koentopf's place as a member of the Audit Committee of the Company's Board of Directors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATS MEDICAL, INC.

                                    By: /s/ Michael D. Dale
                                        ------------------------------
                                        Michael D. Dale
                                        Chief Executive Officer

Date:  May 5, 2006